SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549
                       FORM 8-K/A

                     CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934


Date of Report: April 23, 1996
(Date of earliest event reported)



   Residential Funding Mortgage Securities I, Inc.
 (Exact name of registrant as specified in its charter)


Delaware                  33-54227     75-2006294
(State or Other Juris-   (Commission  (I.R.S. Employer
diction of Incorporation) File Number) Identification
                                            No.)


 8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                              Minnesota  55437
(Address of Principal Executive Office) (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000

Item 5.               Other Events.


  On April 29, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through
Certificates, Series 1996-S9 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

  In connection with the expected sale of the Series
1996-S9, Classes  A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-
9, A-10, A-11, A-12, A-13, A-14, R-I, R-II,
Certificates (the  "Donaldson, Lufkin & Jenrette
Underwritten Certificates"), and the Class M-2 (the
"Bear Stearns Underwritten Certificate") and the Class
M-1 and Class M-3 (the "RFSC Underwritten
Certificates", which together with the Donaldson, Lufkin & Jenrette and Bear Stearns Underwritten
Certificates are hereinafter referred to collectively as the "Underwritten Certificates"), the Registrant has been advised by Donaldson, Lufkin & Jenrette, Bear
Stearns and RFSC (collectively, the "Underwriters") that the Underwriters have furnished to prospective investors certain computational materials (the
"Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

  The Computational Materials filed herewith as Exhibit
99.1 were originally filed by the registrant together with a
Current Report on Form 8-K on April 23, 1996.   The
Computational Material filed herewith as Exhibit 99.2 constitute a supplemental filing of additional Computational
Materials which will supersede the same pages in Exhibit 99.1.
   The Computational Materials have been
provided by the Underwriters.  The
information in the Computational Materials is preliminary and may be superseded by the Prospectus
Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors.
The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational
Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

  Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.     Financial Statements, Pro Forma Financial
                    Information and Exhibits


           (a)        Financial Statements.

                      Not applicable.

           (b)        Pro Forma Financial Information.

                      Not applicable.

           (c)        Exhibits




                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.         Description

1                      99.1             Computational
                                      Materials already
                                            Filed

2                      99.2               Additional
                                         Computational
                                           Material





  Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                          SECURITIES I, INC.

                          By:    /s/ Diane S. Wold
                          Name:  Diane S. Wold
                          Title: Vice President




Dated: May 6, 1996

                           EXHIBIT INDEX


                  Item 601 (a) of   Sequentially
Exhibit       Regulation S-K   Numbered
Number      Exhibit No.         Description     Format

1                  99.1                 Computational       P
                                            Materials


2                   99.2                 Additional            P
                                             Computational
                                              Materials

                           EXHIBIT 1

                     (Intentionally Omitted)






                              EXHIBIT 2
                      (Intentionally Omitted)